DYNAMIC NATURAL RESOURCES FUND
                        (CLASS I TICKER: DWNRX; CLASS II)
                         A SERIES OF DUNDEEWEALTH FUNDS
                       (FORMERLY BHR INSTITUTIONAL FUNDS)

SUMMARY PROSPECTUS

January 31, 2010, as revised September 20, 2010

Before you invest, you may want to review the Fund's prospectus ("Prospectus"), which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at www.dundeewealthus.com/en/Fund-Investors/Legal-Documents.asp. You can also get this information at no cost by calling 1-888-572-0968 or by sending an e-mail request to inquiries@dundeewealthus.com. The Fund's Prospectus, dated January 31, 2010, as revised September 20, 2010, and the Fund's Statement of Additional Information ("SAI"), dated January 31, 2010, as revised September 20, 2010, are incorporated by reference into this Summary Prospectus.

Investment Objective: The investment objective of the Dynamic Natural Resources Fund (the "Fund") is to seek long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

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                                         Dynamic Natural       Dynamic Natural
                                        Resources Fund -      Resources Fund -
                                         Class I Shares        Class II Shares
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Shareholder Fees (fees paid directly
 from your investment)
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Redemption Fee (charged on any                2.00%                 2.00%
 redemption or exchange within 90
 days of purchase)
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Annual Fund Operating Expenses
(expenses that you pay each year as
a percentage of the value of your
investment)
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Management Fees                               0.95%                 0.95%
--------------------------------------------------------------------------------
Other Expenses(1)                             2.40%                 2.65%
--------------------------------------------------------------------------------
         Shareholder Servicing Fee            0.00%                 0.25%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses          3.35%                 3.60%
--------------------------------------------------------------------------------
Fee Waivers and Reimbursements(2)            (2.10)%               (2.10)%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses          1.25%                 1.50%
After Fee Waiver
--------------------------------------------------------------------------------

(1)   "Other Expenses" are estimated for the current fiscal year.

(2) The Adviser has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed 1.25% for Class I Shares and 1.50% for Class II Shares until March 13, 2012. If, during this period, it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waiver reimbursements to the extent that such a recapture does not cause the fees and expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) to exceed the applicable expense limitation.

Example: This example is intended to help you compare the cost of investing in the Dynamic Natural Resources Fund with the cost of investing in other mutual funds.

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The example assumes that you invest $10,000 in the Dynamic Natural Resources
Fund for the time periods indicated and that you sell your shares at the end of those periods. The example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Dynamic Natural Resources Fund would be:

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                                                 1 Year            3 Years
--------------------------------------------------------------------------------
Class I Shares                                    $127               $397
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Class II Shares                                   $153               $474
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Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.

Principal Investment Strategy: The Fund invests, under normal market conditions, at least 80% of its assets in securities of companies which are involved primarily in resource-based activities and in instruments that derive their value from the value of natural resources. The Fund may invest in companies of any size, including small and mid capitalization companies, in order to achieve its objective.

The Fund invests primarily in equity securities of domestic and foreign businesses which are involved primarily in resource-based activities, including exploring for or exploiting base or ferrous metals, precious commodities (such as gold, silver, platinum, palladium and gems), oil, natural gas and other hydrocarbon products, lumber and lumber-related products, and other industrial materials. The Fund also may, to the extent consistent with applicable law, invest in Canadian income trusts relating to resource-based activities. An income trust is an equity investment vehicle designed to distribute cash flow from an underlying business to investors. The Fund does not intend to invest in agricultural or livestock-related businesses. Based on the Sub-Adviser's view of global resource supply and demand, the resource sector weightings within the portfolio may vary and, from time to time, a substantial portion of the Fund's assets may be in one resource sector.

For this Fund, the Sub-Adviser adheres to a focused investment philosophy, which emphasizes business perspective investing and is characterized by a portfolio of businesses generally held for the long term. Businesses are purchased when they trade at discounts to the Sub-Adviser's assessment of intrinsic value. Techniques such as fundamental analysis may be used to assess potential investments for the Fund. In conducting fundamental analysis of companies that are being considered for purchase in the Fund, the management team evaluates the financial condition and management of a company, its industry and the overall economy. As part of this evaluation, the Sub-Adviser may:

      o     analyze financial data and other information sources;

      o     assess the quality of management; and

      o     conduct company interviews, where possible.

Principal Risks of Investing in the Fund: Since it purchases equity securities, the Fund is subject to the risk that equity security prices will fall over short or extended periods of time. Price volatility is the principal risk of investing in the Fund. You could lose all or some of your investment in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of bankruptcy.

Investing in foreign securities poses additional market risks since political and economic events unique in a country or region will affect those markets and their issuers and may not affect the U.S. economy or U.S. issuers. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect the value of the Fund's investments.

The Fund's securities may go up or down in value depending on changes in the Canadian stock market, on the relative exchange rates of the U.S. dollar and the Canadian dollar, U.S. and Canadian political and economic developments, and U.S. and Canadian laws relating to investments in Canada. Canadian securities may also be less liquid, more volatile and harder to value than U.S. securities. The Canadian economy is highly dependent on the demand for, and supply and price of, natural resources. The Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. There is a risk that any changes in these sectors could have an adverse impact on the Canadian economy.


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

A Canadian income trust generally is an investment trust that holds assets that are income producing, the income from which is passed on to its security holders. A potential benefit of an income trust is its ability to generate constant cash flows. Income trusts have the potential to deliver higher yields than bonds. During periods of low interest rates, income trusts may achieve higher yields compared with cash investments. During periods of high interest rates, the opposite may be true. Income trusts may experience losses during periods of both low and high interest rates. Canadian income trusts focused in the oil or gas industry are commonly referred to as energy income trusts or oil and gas royalty trusts. Canadian income trusts focused on activities in the power generation or distribution, water and pipeline industries are commonly referred to as utility income trusts.

The Fund is also subject to the risk that its primary market segment, investments in equity securities of businesses which explore for or exploit base or ferrous metals, precious commodities, oil, natural gas and other hydrocarbon products, lumber, and other industrial materials, may underperform other market segments or the equity markets as a whole. Moreover, the Sub-Adviser's investment approach may be contrary to general investment opinion at times or otherwise fail to produce the desired result, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to select stocks.

The Fund is non-diversified and invests in a limited number of securities. Therefore, the Fund's investment performance may be more volatile, as it may be more susceptible to risks associated with a single economic, political, or regulatory event than a fund that invests in a greater number of issuers.

The Fund should only be purchased by investors seeking long-term growth of capital who can withstand the share price volatility of equity investing with a focus on global stocks of businesses involved in resource-based activities.

Performance Information: The bar chart and performance table have been omitted because the Fund has not commenced operations. The Fund intends to compare its performance to the S&P Global Natural Resources Index. Updated performance information is available at www.dundeewealthus.com or by calling 1-888-572-0968.

Investment Adviser: DundeeWealth US, LP, 1160 West Swedesford Road, Suite 140, Berwyn, PA 19312.

Investment Sub-Adviser: Goodman & Company NY, Ltd.

Portfolio Manager:

Robert Cohen
Portfolio Manager
Goodman & Company NY, Ltd.
Length of Service: Since Inception


Purchasing, Selling and Exchanging Fund Shares: To purchase Class I Shares of the Fund for the first time, you must invest at least $10,000. To purchase Class II Shares of the Fund for the first time, you must invest at least $50,000. There is no minimum for subsequent investments.

You may purchase or redeem shares on any day that the New York Stock Exchange ("NYSE") is open for business (a Business Day).

Purchase and Redemption by Mail:
Regular Mail Address:                                Express Mail Address:
DundeeWealth Funds                                   DundeeWealth Funds
C/O BNY Mellon Investment                            C/O BNY Mellon Investment
Servicing (U.S.) Inc.                                Servicing (U.S.) Inc.
P.O. Box 9679                                        101 Sabin Street
Providence, RI 02940-9679                            Pawtucket, RI 02860-1427


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

Purchase by Wire: To open an account by wire, first call 1-888-572-0968 for details. To add to an existing account, wire your money using the instructions set forth below (be sure to include the Fund name and your account number):

Wiring Instructions:
PNC Bank, Philadelphia, PA
ABA #031000053
A/C 8611724522
RE: DundeeWealth Funds
REF: Dynamic Natural Resources Fund
FBO: [Shareholder Name and Account Number]

Redemption Fee: The Fund charges a redemption fee for any redemption or exchange within 90 days of purchase of shares of the Fund.

Dividends, Capital Gains, and Taxes: The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Additionally, you will recognize gain or loss when you redeem shares.


Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related service. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.


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